Provisions for liabilities and charges	6 Months Ended
Jun. 30, 2018
Provision for liabilities and charges
Provisions for liabilities and charges

4. Provisions for liabilities and charges

				Litigation
	Payment	Other		and other
	protection	customer		regulatory
	insurance	redress	DoJ (1)	(incl. RMBS)	Other	Total
	£m	£m	£m	£m	£m	£m

At 1 January 2018	1,053	870	3,243	641	1,950	7,757
Implementation of IFRS 9 on 1 January 2018 (2)	—	—	—	—	85	85
Currency translation and other movements	—	(5)	(119)	(4)	(1)	(129)
Charge to income statement	—	19	—	3	111	133
Releases to income statement	—	(10)	(1)	(5)	(15)	(31)
Provisions utilised	(152)	(115)	(90)	(52)	(100)	(509)

At 31 March 2018	901	759	3,033	583	2,030	7,306

RMBS transfers (1)	—	—	(567)	567	—	—
Currency translation and other movements	—	—	209	32	(24)	217
Charge to income statement	—	46	1,040	23	93	1,202
Releases to income statement	—	(51)	—	(305)	(119)	(475)
Provisions utilised	(156)	(104)	—	(189)	(806)	(1,255)

At 30 June 2018	745	650	3,715	711	1,174	6,995

Notes:

(1)	RMBS provision has been redesignated ‘DoJ’ and the remaining RMBS litigation matters transferred to Litigation and other regulatory as of 1 April 2018 to reflect progress on resolution.
(2)	Refer to Note 2 for further details on the impact of IFRS 9 on classification and basis of preparation.

The cumulative charge in respect of PPI is £5.1 billion, of which £4.0 billion (78%) in redress and £0.4 billion in administrative expenses had been utilised by 30 June 2018. Of the £5.1 billion cumulative charge, £4.6 billion relates to redress and £0.5 billion to administrative expenses.

The principal assumptions underlying RBS’s provision in respect of PPI sales are: assessment of the total number of complaints that RBS will receive before 29 August 2019; the proportion of these that will result in redress; and the average cost of such redress. The number of complaints has been estimated from an analysis of RBS’s portfolio of PPI policies sold by vintage and by product. Estimates of the percentage of policyholders that will lodge complaints (the take up rate) and of the number of these that will be upheld (the uphold rate) have been established based on recent experience, guidance in FCA policy statements and the expected rate of responses from proactive customer contact. The average redress assumption is based on recent experience and FCA calculation rules. The table below shows the sensitivity of the provision to changes in the principal assumptions (all other assumptions remaining the same).

			Sensitivity
			Change in assumption	Consequential change in provision
Assumption	Actual to date	Future expected	%	£m
Customer initiated complaints (1)	2,578k	371k	+/-5	+/-26
Uphold rate (2)	90%	89%	+/-1	+/-6
Average redress (3)	£1,673	£1,559	+/-5	+/-26
Processing cost per claim (4)	£156	£113	+/-20k claims	+/-2

Notes:

(1)	Claims received directly by RBS to date, including those received via CMCs and Plevin (commission) only. Excluding those for proactive mailings and where no PPI policy exists.
(2)	Average uphold rate per customer initiated claims received directly by RBS to end of timebar for both PPI (mis-sale) and Plevin (commission), excluding those for which no PPI policy exists.
(3)	Average redress for PPI (mis-sale) and Plevin (commission) pay-outs.
(4)	Processing costs per claim on a valid complaints basis, includes direct staff costs and associated overhead - excluding FOS fees.

Interest that will be payable on successful complaints has been included in the provision as has the estimated cost to RBS of administering the redress process. There are uncertainties as to the eventual cost of redress which will depend on actual complaint volumes, take up and uphold rates and average redress costs. Assumptions related to these are inherently uncertain and the ultimate financial impact may be different from the amount provided. We continue to monitor the position closely and refresh the underlying assumptions. Background information in relation to PPI claims is given in Note 11.

Department of Justice

In May 2018, RBSG reached a civil settlement in principle to resolve the DoJ’s RMBS investigation. Under the terms of the proposed settlement, RBSG agreed, in principle, to pay a civil monetary cash penalty of US$4,901 million (£3,715 million). Of this amount, US$3,461 million (£2,675 million) is covered by existing provisions. An additional charge of US$1,440 million (£1,040 million) was taken in May 2018.

Litigation and other regulatory (incl. RMBS)

RBS is party to certain legal proceedings and regulatory investigations and continues to co-operate with a number of regulators. All such matters are periodically reassessed with the assistance of external professional advisers, where appropriate, to determine the likelihood of RBS incurring a liability and to evaluate the extent to which a reliable estimate of any liability can be made.

In the US, RBS companies are subject to civil litigation and investigations relating to their issuance and underwriting of US RMBS. Detailed descriptions of such matters are given in Note 11.

In March 2018, the New York Attorney General announced that it had resolved its RMBS investigation. RBS Financial Products Inc. paid US$100 million (£73 million) to the State of New York, and provided US$400 million of consumer relief credits at a cost of approximately US$130 million (£94 million). In July 2018, the Illinois Attorney General announced that it too had resolved its RMBS investigation. RBS Financial Products Inc. paid US$20 million (£15 million) to the State of Illinois to settle this matter.

RBS has released a provision of US$318 million (£241 million) which had been established to cover a judgment in favour of the US Federal Housing Finance Agency (FHFA) as conservator for the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) in civil RMBS litigation against Natwest Markets Securities Inc. and Nomura Holding America Inc. and subsidiaries. In July 2018, Nomura paid the full amount due under the judgment, thereby extinguishing NatWest Markets Securities Inc.’s liability in this case.

Other

RBS recognised a £800 million provision as a consequence of the announcement in 2017 that HM Treasury is seeking a revised package of remedies that would conclude its remaining State Aid commitments. In the last quarter, costs totalling £722 million have been utilised against this provision.